SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 28, 2003

FSI International, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-17276	41-1223238

(State or other jurisdiction)	(Commission File Number)	(IRS Employer
of incorporation		Identification No.)

3455 Lyman Boulevard
Chaska, Minnesota	55318

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (952) 448-5440

SIGNATURE
EXHIBIT INDEX
EX-99 Press Release

Item 5. Other Events

     On January 28, 2003, FSI International, Inc. issued a press release, a copy of which is attached as an exhibit to this report and is incorporated herein by reference

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

99	Press release dated January 28, 2003

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FSI INTERNATIONAL, INC.

By /s/ PATRICIA M. HOLLISTER Patricia M. Hollister Chief Financial Officer

Date: January 29, 2003

Exhibit Index

Exhibit	Description

99	Press release dated January 28, 2003